EXHIBIT 10.22

                               TELEGEN CORPORATION

                                 EXCHANGE OFFER


I.       GENERAL UNDERSTANDINGS.

         1. Eligibility. This Exchange Offer Agreement is being made available by Telegen Corporation, a California corporation (the "Company") to certain holders of the Company's unregistered Common Stock (each a "Holder") as of March ___, 1998. Each Holder desiring to enter into this Exchange Offer must execute this Agreement and provide a complete address on the last page hereof.

         2. Exchange Terms. Any eligible Holder, at its election, may voluntarily enter into this Exchange Offer and deliver to the Company either (i) its original unregistered Stock Certificate (the "Stock Certificate") evidencing that the Stock Certificate is being cancelled or (ii) Lost Stock Certificate Affidavit substantially in the form attached hereto as Exhibit A indicating that the Stock Certificate being cancelled cannot be located, and shall receive from the Company a (x) Convertible Subordinated Promissory Note substantially in the form attached hereto as Exhibit B, evidencing indebtedness in an amount equal to the number of shares being surrendered multiplied by the average of the five day closing prices of the Common Stock as reported on the OTC Bulletin Board prior to March 17, 1998, and (y) the Registration described in Article III below.

II.      REPRESENTATIONS AND WARRANTIES.

         In connection with the issuance of the Note and the common stock of the Company (the "Common Stock"), if any, issuable upon conversion of the Note, Holder hereby represents and warrants as follows:

         1. Acquired Entirely for Own Account. Holder's execution of this Agreement confirms that the Note or any Common Stock will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing the Agreement, Holder further represents that it does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any portion of the Note or any Common Stock.

         2.  Qualified  Investor.  Holder  represents and warrants that it is an
"Accredited Investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). Holder also represents and warrants that it either has a pre-existing business or personal relationship with Telegen Corporation, a California corporation (the "Company"), or any of its officers, directors, or controlling persons, or by reason of the Holder's business or financial experience or the business or financial experience of the Holder's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the undersigned's own interests in connection with these transactions.

         3. Disclosure of Information. Holder understands that the Company is a public reporting Company under the 1934 Act and that it is current in its reporting requirements and that such reports represent all the information Holder considers necessary or appropriate for deciding whether to acquire the Note, and that in particular, the Holder has been furnished with and has carefully read the Company's Annual Report on Form 10-K dated March 31, 1997, amended on April 9 and April 30, 1997, the Proxy Statement delivered to the Company's Shareholders dated July 9, 1997, Quarterly Report on Form 10-Q dated May 15, 1997, the Quarterly Report on Form 10-Q dated August 14, 1997, the Quarterly Report on Form 10-Q dated November 14, 1997, Current Reports on Form 8-K dated January 15, 1997 (amended March 14, 1997), January 21, 1997, February 7, 1997, March 25, 1997, May 9, 1997, May 19, 1997, July 8, 1997, August 11,
1997, August 19, 1997, October 15, 1997, January 15, 1998, the Company's press releases on October 31, 1997 and January 6, 1998, and disclosure regarding the risk factors relating to the Company, attached hereto as Exhibit C. [needs to be updated]

         4. Investment Experience. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has directly, or indirectly through its agents, advisors or other persons on which it relies, such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock.
Holder also represents it has not been organized for the purpose of acquiring the Note.

         5. Restricted Securities. Holder understands that the Note, and any Common Stock issued upon conversion of the Note, will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Note, or any Common Stock issued upon conversion of the Note, may be resold without registration under the Act only in certain limited circumstances.

         6. Further Limitations on Disposition. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Note, or any common stock issued upon conversion of the Note, unless and until:

                  (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (ii) (a) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (b) Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

         7. Responsibility for Tax Consequences. Holder has had an opportunity to review the federal, state, local, and foreign tax consequences of this investment (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with its tax advisors, if any, regarding such consequences. Holder acknowledges that it is not relying on any statements or representations of the Company or any of its agents in regard to such tax consequences and understands that Holder (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment. Holder acknowledges that the Company has no obligation in regard to the future conduct of its business to act or refrain from acting in any manner, regardless of the loss of any tax benefit to Holder in connection with the purchase, ownership, or sale of the Note, which may result from such action or inaction.

         8. Legends. It is understood that the Note and any securities issued in respect thereof or exchange therefor may bear the following legend and any other legend which is required by law or that the Company deems advisable:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

III.     REGISTRATION RIGHTS.

         The Company hereby grants to Holder registration rights as follows: the Company shall prepare and file as soon as practicable, a Registration Statement on Form S-3 or any other Form that is available to the Company at that time (the "Registration Statement") covering the issuance of the Common Stock upon conversion of the Note. The Company further agrees to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission after its filing. The Company shall pay all expenses of such registration and shall maintain the effectiveness of such Registration Statement for so long as the Common Stock issued upon conversion of the Note cannot be freely resold pursuant to Rule 144.

IV.      MISCELLANEOUS.

         1. Neither this Exchange Offer Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing effecting the same signed by the Company.

         2. Failure of the Company to exercise any right or remedy under this Exchange Offer Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         3. This Exchange Offer Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California, and shall be binding upon Holder, Holder's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors, and assigns. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         4. This Exchange Offer Agreement and the Note constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede in their entirety all prior undertakings of the Company and Holder with respect to the subject matter hereof, and may be amended only by a writing executed by both parties hereto.

         5. This Exchange Offer Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and Holder have caused this Exchange Offer Agreement to be signed by their respective officers thereunto duly authorized and this Exchange Offer Agreement shall be deemed effective as of the date first above written.


THE COMPANY


By:  _______________________________________________
       Fred Y. Kashkooli, Chief Executive Officer


HOLDER:


_________________________________________


By:______________________________________


Name:____________________________________


Title:_____________________________________


HOLDER'S ADDRESS:                   ______________________________


                                    ______________________________


                                    ______________________________

                                                                       Exhibit A

                        LOST STOCK CERTIFICATE AFFIDAVIT


         The undersigned holder of the Common Stock, _____________________________ (the "Holder"), is holder of the Company's Common Stock certificate #_______________ (the "Certificate") issued on _______________, 19____ for _____________ shares of Common Stock of Telegen
Corporation, a California corporation (the "Company").

         Holder hereby certifies that said Certificate is lost and cannot, after diligent search, be found and agrees that in the event it is found, Holder will forthwith deliver it to the Company.

         The Holder further certifies that said Certificate shall be deemed surrendered for cancellation from the date hereof and releases said corporation from any and all liability thereunder, except as herein provided.

         The Holder agrees to defend and indemnify the Company and hold the Company harmless from any damage or loss caused by or in any way relating to the loss of said Certificate, or the issuance of a new Certificate.

         The  Holder   further   certifies  that  Holder  has  not  assigned  or
transferred said Certificate or any rights thereunder to any person.

         The Holder hereby authorizes any officer of the Company to issue a new Certificate exercisable for _______________ shares of Common Stock to replace said lost Certificate.



_________________________________________
Print Name


_________________________________________
Signature


_________________________________________
Date

                                                                       Exhibit B


                FORM OF CONVERTIBLE SUBORDINATED PROMISSORY NOTE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

THIS CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO TRANSFERABILITY RESTRICTIONS PURSUANT TO SECTION 7 HEREIN AND SHALL NOT BE TRANSFERRED BY THE COMPANY UNLESS THE HOLDER HEREOF COMPLIES THEREWITH. ANY ATTEMPTED TRANSFER OF SECURITIES NOT IN COMPLIANCE WITH SUCH SECTION 7 SHALL BE NULL AND VOID.

[Any additional restrictive legends endorsed on Common Stock certificates tendered for this Note.]

                               TELEGEN CORPORATION

                    Convertible Subordinated Promissory Note

$_________________                                      Redwood City, California
                                                                 March ___, 1998


         FOR VALUE RECEIVED, TELEGEN CORPORATION, a California corporation (together with its successors and assigns, the "Company"), promises to pay to the order of ______________, ______________ (the "Holder"), (i) an amount (the
"Face Value") of ($)___________ which is equal to the average of the five day closing prices of the Company's Common Stock as reported on the OTC Bulletin Board prior to March 17, 1998 (the "Conversion Price") multiplied by the number of shares of Common Stock being surrendered by the Holder for this Convertible Promissory Note (the "Note") plus (ii) simple interest on the unpaid balance at the time such interest is due. Interest on this Note shall be paid at a rate equal to Six Percent (6%) per annum and shall be payable one year from the date hereof. Payment of all amounts due hereunder shall be made, (x) by check or (y) in stock, if the Holder consents in writing, at the Conversion Price.

         This Note is issued pursuant to the Common Stock Exchange Offer dated as of March __, 1998 (the "Agreement"), between the Company and the Holder.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, hereby agrees:

         1.       Repayment Obligation.

                  (a) Repayment. The Company shall be required to repay all principal and any outstanding interest on this Note in full one (1) year from the date hereof (the "Repayment Obligation"). The Company shall be entitled to prepay any portion of the principal or interest at any time before this Note is due in full, after giving the Holder fifteen (15) days written notice.

                  (b) Adjustment in Note's Face Value. Upon any prepayment by the Company of this Note, the Company will on its books and records reduce the face value of this Note and send notice of such change to the Holder hereof. To the extent the Note 's face value is greater than zero on the Company's books and records, the Company will upon request by the Holder hereof, deliver, a new Note of like tenor in the principal amount remaining on such Note.

         2.       Conversion.

                  (a) Conversion. Holder shall have the right to convert at any time, in whole or in part, any portion of outstanding principal or interest on the Note (a "Portion") to the Company's Common Stock. The number of shares of Common Stock into which any Portion may be converted shall be determined by dividing the dollar amount of such Portion by the Conversion Price. No fractional shares or scrip representing fractions of shares will be issued on conversion, and the number of shares issuable shall be rounded down to the nearest whole share. The shares of Common Stock issued or issuable upon conversion of this Note are referred to herein as the "Shares."

                  (b) Issuance of Securities on Conversion. Conversion of this Note, in whole or in part, shall occur if the Company elects to prepay all or part of its Repayment Obligations in stock or if the Holder elects to convert under Section 2(a) above. Upon any such conversion, the Holder shall execute any documents deemed reasonably necessary by the Company to effect the issue and sale of the capital stock to be received by the Holder upon conversion of this Note. As soon as practicable after conversion of all or part of this Note, the Company at its expense will cause to be issued, in the name of and delivered to the Holder at the Holder's registered address, a certificate for the number of shares of the Company's capital stock to which the Holder shall be entitled on such conversion. Such certificate will bear such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel for the Company.

         3.       Restrictions on Transfer.

                  (a) Legends. Each certificate representing the Shares may be endorsed with the following legends, and the Holder may not make any transfer of any of the Shares without first complying with the restrictions on transfer described in all such legends:

                           (i) The 1933  Securities  Act legend set forth on the
face of this Note.

                           (ii) Any other legends  required by applicable  state
securities laws.

                           (iii)  Any  other   restrictive   legends  which  may
currently exist or the shares of
Common Stock being surrendered for this Note.

The Company need not register a transfer of any Shares, and may also instruct its transfer agent not to register the transfer of such Shares, unless the conditions specified in this Section 3 are satisfied.

                  (b)      Removal of Legend and Transfer Restrictions.

                           (i) Any legend endorsed on a certificate  pursuant to
Section 3(a)(i) and any stop transfer instructions with respect to the Shares evidenced by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Shares are registered upon issuance under the Securities Act, and if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, or if such holder provides the Company with an opinion of counsel for such holder reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such shares may be made without registration.

                           (ii) Any legend endorsed on a certificate pursuant to
Section 3(a)(ii) and the stop transfer instructions with respect to the Shares evidenced by such certificate shall be removed upon receipt by the Company of an order of the appropriate state securities authority authorizing such removal.

                           (iii) Any legend  endorsed on a certificate  pursuant
to Section 3(a)(iii) and the stop transfer instructions with respect to the Shares evidenced by such certificate shall be removed by the Company upon written request by a holder thereof demonstrating that such legend is inapplicable at such time.

         4. Prepayment. The Company may prepay this Note, in whole or in part, in accordance with Section 1(a) herein.

         5.       Events of Default; Acceleration.

                  (a) So long as this Note is unpaid, each of the following events will constitute an "Event of Default":

                           (i)  default  in  the  payment  of the  principal  or
interest of this Note as and when the same shall become due and payable at maturity, by declaration or otherwise, and continuance of such default for a period of 30 days; or

                           (ii) an involuntary case or other proceeding shall be
commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of the Company or the winding up or liquidation of the affairs of the Company, and such case or proceeding shall remain unstayed and undismissed for a period of 60 days, or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

                           (iii) the Company  shall  commence a  voluntary  case
under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of the Company, or the Company shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they come due, or shall take any corporate action to authorize any of the foregoing; or

                           (iv) failure on the part of the Company to observe or
perform any of the covenants contained in this Note (other than a failure to make a payment specified in clause (i) above) or in the Agreement and the continuance of such failure for a period of 60 days following receipt of notice from the Holder specifying such covenant and the nature of the Company's non-performance.

                  (b) If an Event of Default shall occur, then the Holder may by notice to the Company (a "Default Notice"), so long as the Event of Default exists, declare the unpaid principal and accrued interest, if any, of this Note immediately due and payable without further presentment, demand, protest, or notice, all of which are hereby waived.

         6. Notices. Any notice, request, or other communications required or permitted hereunder shall be in writing and shall deemed to have been duly given if sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (a) if to the Holder, to it at the last known address appearing on the books of the Company maintained for such purpose, or (b) if to the Company, to it at 101 Saginaw Drive, Redwood City, California 94063, attention: Chief Executive Officer, telephone (650) 261- 9400, facsimile (650) 261-9468, with a copy (which will not constitute notice) to Thomas C. DeFilipps, Esq.,Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, telephone (650) 493-9300, facsimile (650) 493-6811. Any party hereto may by notice so given change its address for future notice hereunder. All such notices will be deemed to have been given (i) upon confirmation of delivery, if sent by facsimile, (ii) three days after deposit in the U.S. mails (as determined by reference to the postmark), if sent by mail, or (iii) upon delivery, if sent by courier or personal delivery.

         7. Transferability. With respect to any offer, sale or other disposition of any of this Note or the Shares (collectively, the "Securities"), the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, and, if requested by the Company, a written opinion of the Holder's counsel to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect or necessary compliance with any other transferability restrictions relating thereto . Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of such Securities. Subject to compliance with applicable state and federal law and the terms of the notice delivered to the Company, the Holder may transfer such Securities only by surrendering them to the Company with a duly executed instrument of assignment in form satisfactory to the Company and funds sufficient to pay any transfer tax, whereupon the Company will cancel such Securities and execute and deliver one or more new Securities in the names and amounts specified in such instrument and, if the Holder's entire interest in such Securities is not being assigned, in the name of the Holder for the balance of such interest. Any Note issued upon transfer of this Note shall bear the legends on the face of this Note. All certificates representing Shares delivered upon transfer of Securities shall bear the legends required by Section 3. If a determination has been made pursuant to this Section 7 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Any attempted transfer of Securities not in compliance with this Section 7 shall be null and void.

         8. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated to all existing indebtedness of the Company (the "Indebtedness"), in right of payment and in liquidation. No payment of principal or interest shall be made on this Note as long as the Company is in default of any of the Indebtedness. In liquidation, any payment of the Note shall be subrogated to any and all payments on the Indebtedness. In addition, no payment shall be made in respect of the principal or interest on the Note, if such payment would result directly in an event of default with respect to the Indebtedness.

         9. Assignment. The rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties. The Holder may assign his rights and obligations hereunder subject to Sections 3 and 7 of this Note. This provision shall in no way affect the restrictions on transfer contained in Sections 3 and 7 of this Note.

         10. Amendment and Waiver. The rights of the Holder may be amended or waived upon the written consent of the Company and the Holder.

         11. Integration: No Shareholder Rights. The Agreement and this Note constitute the full and entire understanding and agreement between the parties hereto and thereto with regard to the subject matter hereof and thereof, and supersede any prior or contemporaneous understandings, agreements or representations between them that relate to the subject matter hereof or thereof. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

         12. California Law. This Note and the obligations of the Company and the Holder hereunder shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied to contracts between California residents entered into and to be performed entirely within California.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized representative on the date first above written.

                                          TELEGEN CORPORATION


                                          By: __________________________________


                                          Title: _______________________________